UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 2, 2026
Alliance Laundry Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42897	98-0444708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Shepard Street		54971
Ripon, Wisconsin		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (920) 748-3121
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On June 2, 2026, Mr. Jan Vleugals, Chief Operating Officer International of Alliance Laundry Holdings Inc.
(the “Company”), provided notice of his decision to retire effective as of September 30, 2026, following more than a decade of distinguished service. The Board of Directors of the Company will appoint Bob Calver as Chief Operating
Officer International, effective October 1, 2026, following Mr. Vleugals’ retirement.
Item 7.01. Regulation FD Disclosure.
A copy of the press release announcing the executive leadership and organizational updates included above is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of
1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY HOLDINGS INC.

Date: June 2, 2026

	By:	/s/ Michael D. Schoeb
Name: Michael D. Schoeb
Title: Chief Executive Officer